EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - January 8, 2002

Every six months, I report to you on matters affecting Eagle Growth Shares. Today I am writing with sadness in my heart. For many years the fund's headquarters were in lower Manhattan; during many of those years, Doreen Gray contributed to the smooth operation of the fund. Doreen closed her career with the fund as its Secretary and Treasurer in 1990.

On September 11, 2001 her son, James, a member of the New York City Fire Department, died in the line of duty at the World Trade Center. James leaves a wife, two children, parents, and a sister. His father, Pat, retired as a lieutenant with the New York City Fire Department. James' fun loving grin highlighted rugged good looks. He helped keep America safe, and his heroism makes us proud. Doreen and Pat, we deeply regret your loss.

                                     *****

We began our fiscal year's second half 96% invested in equities. As the economic storm worsened, we reduced equity holdings to 72.5% of our portfolio. These changes and others earlier in the year, enabled your fund to declare a $1.50 long term capital gain for the year.

We hold 26.9% of our portfolio in Treasury bills. Despite turmoil in the markets, we added three new stocks to our portfolio. Ball Corporation, a glass container manufacturer benefiting from lower natural gas prices; P.F. Chang, a fast growing restaurant chain; and White electronics, in line for more defense spending.

The market shows some enthusiasm for the economy's future, while signs of economic recovery point both up and down. Because signals are mixed, we have maintained our watchful position.

The Federal Reserve Board has cut interest rates eleven times in an effort to restart the economic engine. The Fed first eased credit January 3, 2001. With the exception of 1976, during 13 periods of interest rate cuts over the last 40 years, the S&P 500 index climbed during the 12 months following the first cut. This time, the index is down over 10% since the first cut in 2001.

This has been an unusually long bear market, perhaps because of its height at the peak. Recent market exuberance seems overly optimistic. We expect the opportunity to invest more soon.


                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

Comparison of the change in value of $10,000 investment in Eagle Growth Shares and the Standard and Poor's Index*

The printed report shows a line graph with the following points.
            EAGLE
            GROWTH      S&P
            SHARES      INDEX
               EAGLE    S&P INDEX
11/30/91    $ 9,225.00  $10,000.00
11/30/92    $10,568.34  $11,844.94
11/30/93    $10,756.57  $13,038.82
11/30/94    $ 9,148.07  $13,177.26
11/30/95    $10,751.59  $18,044.39
11/30/96    $12,236.98  $23,074.79
11/30/97    $13,903.41  $29,649.23
11/30/98    $13,659.13  $36,659.47
11/30/99    $13,943.75  $44,310.74
11/30/00    $14,440.26  $42,426.89
11/30/01    $17,686.06  $37,236.85

      Average Annual Total Returns as of 11/30/01

                        1 Year      5 Years     10 Years
                        --------------------------------

N.A.V Only               22.48%      7.64%       6.73%
S.E.C. Standardized**    12.07%      5.75%       5.78%

The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance.

 * The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

** The maximum sales charge of 8.5% was taken from the initial investment when calculating the SEC standardized return figures.

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 2001

 Shares                                                              Value
--------                                                           ----------
                             COMMON STOCKS - 72.5%
                            AEROSPACE/DEFENSE - 3.4%
 1,500     *Alliant Techsystems Inc..............................  $  118,200
                                                                   ----------
                      BUSINESS SUPPLIES & SERVICES - 3.4%
 6,000      Harland (John H.) Co.................................     119,100
                                                                   ----------
                              CONSTRUCTION - 3.2%
 3,000      Lennar Corp..........................................     111,600
                                                                   ----------
                            CONSUMER PRODUCTS - 2.1%
 5,000     *Elizabeth Arden, Inc.................................      71,250
                                                                   ----------
                         DIVERSIFIED ELECTRONICS - 0.9%
 5,000     *White Electronic Designs Corp........................      29,450
                                                                   ----------
                           FINANCIAL SERVICES - 8.0%
 2,000      Federal Home Loan Mortgage Corp......................     132,340
 2,000      First Data Corp......................................     146,480
                                                                   ----------
                                                                      278,820
                                                                   ----------
                            FOOD DISTRIBUTION - 5.8%
 6,000     *Performance Food Group Co............................     204,000
                                                                   ----------
                            HEALTH CARE PLANS - 1.8%
 5,000     *Humana, Inc..........................................      62,900
                                                                   ----------
                                INSURANCE - 2.2%
 1,000     *First Health Group Corp..............................      24,050
 2,000      Leucadia National Corp...............................      53,680
                                                                   ----------
                                                                       77,730
                                                                   ----------
                      MEDICAL EQUIPMENT & SUPPLIES - 3.1%
 3,000     *STERIS Corp..........................................      58,290
 3,000     *Thoratec Corporation.................................      51,000
                                                                   ----------
                                                                      109,290
                                                                   ----------
                                PACKAGING - 2.0%
 1,000      Ball Corp............................................      68,520
                                                                   ----------



 Shares                                                              Value
--------                                                           ----------
                               REAL ESTATE - 8.2%
 5,000      LNR Property Corporation.............................  $  143,000
10,000      United Dominion Realty Trust, Inc....................     143,900
                                                                   ----------
                                                                      286,900
                                                                   ----------
                               RESTAURANTS - 2.5%
 2,000      *P.F. Chang's China Bistro, Inc......................      88,200
                                                                   ----------
                            RETAIL SPECIALTY - 7.8%
 3,000      *BJs Wholesale Club .................................     135,000
 4,000      *Copart, Inc.........................................     137,120
                                                                   ----------
                                                                      272,120
                                                                   ----------
                           TECHNICAL SERVICES - 4.2%
 2,000      *CACI International Inc., Cl "A".....................     147,940
                                                                   ----------
                              TOYS & GAMES - 2.6%
 5,000       Mattel, Inc.........................................      92,050
                                                                   ----------
                                UTILITIES - 5.0%
10,000      *Southern Union Co...................................     175,000
                                                                   ----------
                        WASTE MANAGEMENT SERVICES- 6.3%
 4,000      *Stericycle Inc......................................     221,520
                                                                   ----------

Total Value of Common Stocks (Cost $1,339,076)...................   2,534,590
                                                                   ----------


Principal
 Amount                                                              Value
---------                                                          ----------
                         SHORT-TERM INVESTMENTS- 26.9%
$940M        U.S. Treasury Bill 1.75% due 12/06/2001
                (Cost $939,772)..................................     939,772
                                                                   ----------

Total Value of Investments (Cost $2,278,848)..............  99.4%   3,474,362

Other Assets, less Liabilities  ..........................   0.6       22,096
                                                           ------  ----------
Net Assets................................................ 100.0%  $3,496,458
                                                           ======  ==========

* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2001

ASSETS
   Investments in securities, at value
     (identified cost $2,278,848) (Note 1A)....                    $3,474,362
   Cash........................................                        28,697
   Other assets................................                         1,553
                                                                   ----------
      TOTAL ASSETS.............................                     3,504,612


LIABILITIES
   Payable for capital stock redeemed..........           2,500
   Accrued advisory and administrative fees....           2,915
   Other accrued expenses......................           2,739
                                                     ----------
      TOTAL LIABILITIES........................                         8,154
                                                                   ----------
NET ASSETS.....................................                    $3,496,458
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($3,496,458 / 234,117 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $14.93
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................                   $1,949,587
   Accumulated net realized gain on investments                      351,358
   Net unrealized appreciation in value of
     investments...............................                    1,195,513
                                                                  ----------
      TOTAL....................................                   $3,496,458
                                                                  ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $14.93
   Sales commission:  8 1/2% of offering price*                         1.39
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $16.32
                                                                      ======

   Redemption price............................                       $14.93
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2001

INVESTMENT INCOME
  Income:
    Dividends..................................$ 24,750
    Interest...................................  12,555
                                               --------
          TOTAL INCOME.........................              $ 37,305

  Expenses (Note 4):
    Transfer agent and dividend disbursing
         agent's fees and expenses............   28,676
    Investment advisory fee ..................   25,665
    Professional fees.........................   20,768
    Registration fees.........................   11,315
    Administrative fee........................    8,555
    Fund accounting agent's fees..............    7,663
    Custodian fees............................    6,237
    Reports and notices to shareholders.......    5,378
    Other expenses............................    3,368
                                               --------
          TOTAL EXPENSES......................  117,625
          Less: Custodian fees paid indirectly.   3,185      114,440
                                               --------     --------
          INVESTMENT INCOME-NET................              (77,135)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments........... 350,090
    Net unrealized appreciation of
        investments............................ 383,244
                                               --------
          Net gain on investments..............              733,334
                                                            --------
    NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................             $656,199
                                                            ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2001 and 2000

                                                      2001          2000
                                                   ----------    ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss............................   $  (77,135)   $  (31,700)
  Net realized gain on investments...............      350,090         2,179
  Net unrealized appreciation of investments.....      383,244       128,160
                                                    ----------    ----------
     Net increase in net assets
        resulting from operations................      656,199        98,639
                                                    ----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................      ----           (3,439)
  Net realized gain on investments...............      ----         (194,646)

CAPITAL SHARE TRANSACTIONS
  Increase (decrease) in net assets resulting
     from capital share transactions (Note 2)....      (34,040)       67,150
                                                    ----------    ----------
     Net increase (decrease) in net assets.......      622,159       (32,326)

NET ASSETS
  Beginning of year..............................    2,874,299     2,906,625
                                                    ----------    ----------
  End of year....................................   $3,496,458    $2,874,299
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on November 30, 2001. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 2001 there were 234,117 shares outstanding. Transactions in capital stock were as follows:

                                    2001                   2000
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Capital stock sold.........   23,496   $  329,893    24,166  $  282,086
Capital stock issued in
   reinvestment of
   distributions...........    ----        ----      15,617     191,787
Capital stock redeemed.....  (25,161)    (363,933)  (34,597)   (406,723)
                             --------   ----------  --------  ----------
  Net increase (decrease)..  ( 1,665)  $ ( 34,040)    5,186  $   67,150
                             ========   ==========  ========  ==========

                           EAGLE GROWTH SHARES, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 2001, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $1,636,602 and $2,624,652 respectively.

    At November 30, 2001, the cost of investments for Federal income tax purposes was $2,278,848. Accumulated net unrealized appreciation on investments was $1,195,513 consisting of $1,198,004 gross unrealized appreciation and $2,491 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    BFC also serves as the underwriter of the Fund. For the year ended November 30, 2001, BFC received $1,048 in commissions from the sale of Fund shares after allowing $604 to other dealers.

    During the year ended November 30, 2001, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $950 and the Fund's custodian has provided credits in the amount of $3,185 against custodian charges based on the uninvested cash balances of the Fund.

5. Year-End Distribution
    Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $1.50 a share from realized gains was declared on December 10, 2001. The distribution is payable on December 27, 2001 to the shareholders of record on December 26, 2001.

                            EAGLE GROWTH SHARES, INC.


                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                              YEAR ENDED NOVEMBER 30,
                                    -----------------------------------------
PER SHARE DATA                      2001     2000     1999     1998     1997
--------------
Net Asset Value,
   Beginning of Year...............$12.19   $12.60   $12.95   $14.86   $13.57
                                   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)....... (0.33)   (0.14)    0.02    (0.07)   (0.14)
Net Realized & Unrealized Gain
  (Loss) on Investments............  3.07     0.60     0.24    (0.20)    1.92
                                   ------   ------   ------   ------   ------
Total From Investment Operations...  2.74     0.46     0.26    (0.27)    1.78
                                   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income..............  --       0.02     --       --       --
Net Realized Gains.................  --       0.85     0.61     1.64     0.49
                                   ------   ------   ------   ------   ------
Total Distributions................  --       0.87     0.61     1.64     0.49
                                   ------   ------   ------   ------   ------

Net Asset Value, End of Year.......$14.93   $12.19   $12.60   $12.95   $14.86
                                   ======   ======   ======   ======   ======

TOTAL RETURN*(%)................... 22.48     3.56     2.08    (1.76)   13.62
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)...................$3,496   $2,874   $2,906   $3,100   $3,280

Ratio to Average Net Assets:
  Expenses (%).....................  3.44     3.10     3.01     2.67     2.75
  Net Income (Loss) (%)............ (2.25)   (1.13)    0.23    (0.50)   (0.95)

Portfolio Turnover Rate (%)........   55       56       95       33       47

*  Calculated without sales charge.

                      See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at November 30, 2001, and the results of its operations, changes in its net assets and financial highlights for the years presented, in conformity with accounting principles generally accepted in the United States.


                                       BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
December 21, 2001 (Except for Note 5
as to which the date is December 27, 2001)

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC.
431 North Pennsylvania Street, Indianapolis, IN 46204-1806

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES, INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
                                                      ANNUAL REPORT

                                                    November 30, 2001

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.